 4333 Edgewood Road NE
       Cedar Rapids, IA 52499

February 6, 2014

Via EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0506

Re:	Separate Account VL E
File No.811-04733, CIK 0000796524
Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Fidelity Variable Insurance Products Fund dated December 31, 2013. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, Fidelity Variable Insurance Products Fund has filed, or will file, its annual report with the Commission via EDGAR (CIK: 0000356494).

To the extent necessary, this filing is incorporated herein by reference.

Sincerely,

/s/ William H. Geiger
William H. Geiger
Corporate Counsel and Group Vice President- Compliance

cc: Priscilla Hechler
Gayle A. Morden